SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 29, 2018
(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 300
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)

(801) 365-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

U.S. Federal Income Tax Considerations

The discussion set forth under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.1 hereto (incorporated by reference herein) supersedes and replaces, in its entirety, the discussion under the heading “U.S. Federal Income Tax Consequences” in the prospectus dated May 4, 2016, which is a part of Extra Space Storage Inc.’s (the “Company’s”) Registration Statement on Form S-3 (File No. 333-211125) filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2016 and which is also attached to the prospectus supplement dated May 6, 2016 filed by the Company with the SEC on May 6, 2016 pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	U.S. Federal Income Tax Considerations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: June 29, 2018	By	/s/ Gwyn McNeal
		Name:	Gwyn McNeal
		Title:	Executive Vice President and Chief Legal Officer